Exhibit 99.1

MEDYTOX SOLUTIONS, INC. STOCKHOLDERS

APPROVE MERGER WITH COLLABRX, INC.

WEST PALM BEACH, FL – October 28, 2015 – Medytox Solutions, Inc. (MMMS) (“Medytox”) announced today it held its Special Meeting of Stockholders to approve the following proposals: (i) to approve and adopt the Agreement and Plan of Merger, dated as of April 15, 2015, by and among CollabRx, Inc., CollabRx Merger Sub, Inc., a direct wholly owned subsidiary of CollabRx formed for the purpose of the merger, and Medytox (the "Merger Agreement"), pursuant to which Medytox will become a wholly owned subsidiary of CollabRx (the “Merger”), and the transactions contemplated by such agreement (the “Merger Proposal”) and (ii) to approve any motion to adjourn the Special Meeting, or any adjournment thereof, to another time or place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve and adopt the Merger Agreement and the transactions contemplated thereby (the “Adjournment Proposal”).

At the Special Meeting, the Merger Proposal and Adjournment Proposal were approved by the holders of over 73% of each of Medytox’s common stock and preferred stock.

The closing of the Merger is conditioned upon (i) the approval by the CollabRx stockholders of the issuance of securities in the Merger, a reverse split of CollabRx’s common stock, an increase in the number of authorized shares of CollabRx common stock, and an increase in the number of shares available for issuance under CollabRx’s 2007 Incentive Award Plan, (ii) the approval for listing on NASDAQ of the common shares of CollabRx being issued as consideration in the Merger and (ii) the receipt of all required consents. CollabRx announced today that it adjourned its Special Meeting of Stockholders to October 30, 2015.

Participants in Solicitation

Medytox, CollabRx, and their respective directors, executive officers, and other employees may be deemed to be participants in the solicitation of proxies from Medytox and CollabRx stockholders with respect to the merger. Information about Medytox’s directors and executive officers is available in Medytox’s proxy statement for its Annual Meeting of Stockholders held on August 6, 2015. Information about CollabRx’s directors and executive officers is available in CollabRx's annual report on Form 10-K for the fiscal year ended March 31, 2015. Additional information about the interests of potential participants is included in the registration statement and proxy statement and other materials filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov, or by going to Medytox’s Investors page on our corporate website at www.medytoxsolutionsinc.com or by going to CollabRx's Investors page on its corporate website at www.collabrx.com.

Additional Information

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. CollabRx has filed a registration statement on Form S-4, including a joint proxy statement of CollabRx and Medytox, and other materials with the SEC in connection with the Merger. We urge investors to read these documents because they contain important information. Investors may obtain free copies of the registration statement and proxy statement, as well as other filed documents containing information about Medytox and CollabRx, at www.sec.gov, the SEC’s website, or by going to Medytox's Investors page on our corporate website at www.medytoxsolutionsinc.com or by going to CollabRx’s Investors page on its corporate website at www.collabrx.com.

About Medytox Solutions, Inc.

Medytox Solutions, Inc. (OTCQB: MMMS) is a holding company that owns and operates businesses in the medical services sector. Medytox is a new generation healthcare enterprise that delivers a single source for integrated solutions. Medytox applies its innovative approach through an outstanding suite of IT & software solutions, revenue cycle management and financial services, combined with a range of diagnostic testing and other ancillary services for the healthcare sector. Its principal line of business is clinical laboratory blood and urine testing services, with a particular emphasis in the provision of urine drug toxicology testing to physicians, clinics and rehabilitation facilities in the United States. More information may be obtained at http://www.medytoxsolutionsinc.com.

Safe Harbor Statement

This press release contains certain forward-looking information about Medytox Solutions, Inc. that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “guidance”, “expect”, “will”, “may”, “anticipate”, “plan”, “estimate”, “project”, “intend”, “should”, “can”, “likely”, “could”, and similar expressions are intended to identify forward looking statements. These statements include statements about our plans, strategies and prospects. Forward-looking statements are not guarantees of performance. These statements are based upon the current beliefs and expectations of our management and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot assure you that the expectations will prove to be correct. Important factors that could cause our actual results or performance to differ materially from the forward-looking statements include those set forth in the “Risk Factors” section of our most recent annual report on Form 10-K and in our other filings with the Securities and Exchange Commission, which filings are available on www.sec.gov. You should not place undue reliance on these forward-looking statements, which speak only as of the date such statements are made. Except to the extent required by applicable law or regulation, we undertake no obligation to update or publish revised forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events. The potential business combination referenced in this press release is subject to, among other things, stockholder approvals and other customary conditions. We cannot assure you that the contemplated business combination will be consummated.

Medytox Solutions Contacts:

Seamus Lagan

CEO

Medytox Solutions, Inc.

561-855-1626

Sebastien Sainsbury

Director, Investor Relations

Medytox Solutions, Inc.

561-666-9818

ssainsbury@medytoxsolutionsinc.com

Meieli Sawyer – Media

msawyer@weinbachgroup.com

305-668-0070

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